Exhibit 99.1
 Rimini Street, Inc. Investor Presentation  September 5, 2017

 “Rimini Street” is a registered trademark of Rimini Street, Inc., and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. ("Rimini“, the “Company”). All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein.Investor PresentationThis communication is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed potential business combination between Rimini and GP Investments Acquisition Corp. (“GPIAC”) and related transactions and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modelling or back-testing or any other information contained herein. Any data on past performance, modeling or back-testing contained herein is no indication as to future performance. Neither Rimini nor GPIAC assumes any obligation to update the information in this communication.Forward Looking StatementsCertain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding 2017 and 2018 net revenue estimates and forecasts of other financial and performance metrics, projections of customer savings, projections of market opportunity, expectations regarding the proposed business combination, including the expected benefits of the proposed business combination, and expectations regarding Adjusted EBITDA and Unlevered Free Cash Flow growth. These statements are based on various assumptions and on the current expectations of GPIAC and Rimini management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including adverse litigation developments; the inability to refinance existing debt on favorable terms; GPIAC’s and Rimini’s respective businesses and the proposed potential transaction; the loss of one or more members of GPIAC’s or Rimini’s management team; the inability of the parties to successfully or timely consummate the proposed potential transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed potential transaction or that the approval of the stockholders of GPIAC and/or the stockholders of Rimini for the transaction is not obtained; failure to realize the anticipated benefits of the proposed potential transaction, including as a result of a delay in consummating the proposed potential transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini; uncertainty as to the long-term value of GPIAC common stock; those discussed in GPIAC’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by GPIAC’s Quarterly Reports on Form 10-Q and other documents of GPIAC on file or to be filed with the Securities and Exchange Commission (“SEC”) or in the joint proxy statement/prospectus that has been filed with the SEC by GPIAC. If the risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward looking statements. There may be additional risks that neither GPIAC nor Rimini presently know or that GPIAC and Rimini currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC’S and Rimini’s expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and Rimini anticipate that subsequent events and developments will cause GPIAC’s and Rimini’s assessments to change. However, GPIAC and Rimini specifically disclaim any obligation to update any forward looking statements contained herein. These forward-looking statements should not be relied upon as representing GPIAC’s and Rimini’s assessments as of any date subsequent to the date of this communication. Any data on past performance, modeling or back-testing contained herein is no indication as to future performance.No Offer or SolicitationThis communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination between Rimini and GPIAC or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful.Important Information for Investors and StockholdersIn connection with the transactions referred to in this communication, on June 30, 2017, GPIAC filed its Registration Statement with the SEC and on August 9, 2017, and August 30, 2017, GPIAC filed amended Registration Statements with the SEC containing a preliminary joint proxy statement of GPIAC and Rimini that also constitutes a preliminary prospectus of GPIAC. After the registration statement is declared effective GPIAC and Rimini will mail a definitive joint proxy statement/prospectus to stockholders of GPIAC and stockholders of Rimini Street.This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that GPIAC may file with the SEC and send to GPIAC's stockholders and/or Rimini Street's stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.Participants in the SolicitationGPIAC and Rimini Street and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.Non-GAAP Financial MeasuresThis communication includes non-GAAP financial measures, including EBITDA and Adjusted EBITDA, which are supplemental measures of performance that are neither required by, nor presented in accordance with U.S. generally accepted accounting principles ("GAAP"). EBITDA is calculated as earnings before interest and taxes plus depreciation and amortization. Adjusted EBITDA is calculated as EBITDA, excluding the impact of certain items that Rimini management does not consider representative of its ongoing operating performance. A reconciliation of such non-GAAP financial measures to GAAP financial measures is included as an appendix hereto.Rimini and GPIAC believe that such non-GAAP financial measures provide useful supplemental information to their respective board of directors, management teams and investors regarding certain financial and business trends relating to Rimini's financial condition and results of operation. Rimini and GPIAC believe such measures, when viewed in conjunction with its consolidated financial statements, consistency and comparability with Rimini’s past financial performance, facilitate period-to-period comparisons of operating performance and may facilitate comparisons with other companies. Undue reliance should not be placed on these measures as Rimini's only measures of operating performance, nor should such measures be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as used in respect of Rimini may not be comparable to similarly titled amounts used by other companies.  Legal Notice

 Presenters  Seth RavinFounder, Chairman, & CEO  Thomas SabolSVP, CFO  Antonio BonchristianoCEO  Andrew FleissManaging Director

Transaction Overview

- **GP Investments Acquisition Corp. (NASDAQ: "GPIA"; "GPIAU"; "GPIAW") has entered into a definitive agreement to merge with Rimini Street, Inc. ("Rimini Street")**
    - Rimini Street is a global provider of enterprise software support products and services
    - Following consummation of the transaction, GPIAC will be renamed Rimini Street, Inc. and intends to trade on NASDAQ Global Markets under the new ticker symbol "RMNI"
- **Transaction highlights**
    - High growth company (30%+ net revenue CAGR 2014A – 2018E[1]) with strong, expanding gross profit percentages (55% in 2015A; 58% in 2016A) targeting a large addressable market
    - Enterprise value of approximately $830 million; equity value of $812 million[2]
    - Attractive purchase valuation at 3.2x 2018E net revenue of $260 million[1] (>50% discount to median of peers[3])
- **Confidence in continued growth potential of the combined public entity**
    - Existing owners of Rimini Street will roll 100% of their ownership in the transaction; cash used to pay down debt
    - Rimini Street shareholders will own approximately 76% of the combined company, and current GPIAC shareholders will own approximately 24%[2]
    - An affiliate of GPIAC's sponsor will backstop up to $35 million via the purchase of common stock at a price of $10.00 per share
- **The transaction is expected to close September 2017**

(1): 2018E net revenue calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.

(2): Based on fully-diluted shares outstanding of 81.2 million at a $10.00 share price, expected debt of $50.0 million and cash of $32.4 million at close, and zero redemptions from cash in trust.

(3): Peers are small / mid cap ERP software companies.

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Investment Highlights

Large Market Opportunity	• $81 billion TAM for on-premise maintenance opportunities • $6 billion TAM for supplemental cloud premium maintenance opportunities
Compelling Client Value Proposition	• Clients can save up to 90% in total maintenance costs by replacing vendors with Rimini Street • Supports custom & standard code with no forced upgrades
High Growth, Predictable Business Model	• 46 consecutive quarters of net revenue growth, 30%+ net revenue CAGR from 2014A to 2018E(1) • Approximately 100% subscription and recurring net revenue, 90%+ Revenue Retention Rate(2)
Significant Free Cash Flow Generation	• Pro-forma capital structure will further enable significant free cash flow(3) generation • Unlevered Free Cash Flow Yield in 2018E of ~6%(4)
Diverse & Prominent Client Base	CONDÉ NAST, CHURCH & DWIGHT CO., INC., DICK'S SPORTING GOODS, petco, TERADATA, TOYOTA
Experienced Management Team	• Proven management team with experience at leading companies including: Andersen Consulting, KPMG, ORACLE, PeopleSoft, SAP, Sun microsystems
World Class Financial Sponsors	GP Investments • $5B+ capital raised, 50+ investments & 20+ capital market transactions Adams Street Partners • $30B+ assets under management
Attractive Valuation	• Transaction values Rimini Street at a meaningful discount to public comparables • Implied EV / 2018E net revenue(1) multiple is < 50% of the median of small / mid cap ERP peers

(1): 2018E net revenue calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.

(2): See Revenue Retention Rate definition on page 39.

(3): Unlevered Free Cash Flow is a non-GAAP measure, see Unlevered Free Cash Flow historical reconciliation on page 37.

(4): Unlevered Free Cash Flow Yield is a non-GAAP measure, see definition on page 40. 2018E Unlevered Free Cash Flow calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.

Rimini Street
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 Company Overview

   Company Snapshot    Founded: 2005Global Headquarters: Las Vegas, NVEmployees: Approximately 900Active Clients: 1,330+Global Offices: Beijing, Bengaluru, Frankfurt, Hyderabad, London, Melbourne, New York, Osaka, Paris, San Francisco Bay Area, São Paulo, Seoul, Singapore, Stockholm, Sydney, Tel Aviv and Tokyo   Strong Net Revenue Growth Profile  Many Supported Products  Global Platform  Rimini Street is a global provider of enterprise software support products and services  Diversified Net Revenue Sources  By Industry (# Clients)(2)  By Geography ($ Value)(2)  Sybase  2014A – 2018E CAGR 30%+   (1)  (1): 2017E and 2018E shown as the low and high end of the net revenue guidance ranges, see page 22.(2): Through 1H 2017A.  $210    $270  (1)

Highly-Experienced Management Team



Seth Ravin
Founder & CEO

PeopleSoft
saba
SAP



Thomas Sabol
SVP, CFO

COMVERSE
HYPERCOM
PLEXUS
suntron
KEMPER



Daniel B. Winslow
SVP &
General Counsel

Proskauer
DuaneMorris



Thomas Shay
SVP & CIO

Sun microsystems



Sebastian Grady
President

PeopleSoft
Andersen Consulting
saba
ALTUS TECHNOLOGIES CORPORATION
Data Center Migration Authority



Kevin Maddock
SVP, Global Sales

PeopleSoft
Andersen Consulting
SERVICESOURCE
KPMG



David Rowe
SVP & CMO

PeopleSoft
Andersen Consulting
PERFECT COMMERCE



Nancy Lyskawa
SVP, Global Client
Onboarding

EDS an HP company
ORACLE
PeopleSoft



Brian Slepko
SVP, Global
Service Delivery

ORACLE
agile
PeopleSoft
Andersen Consulting

Rimini Street
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                     Platforms Supported  Proven History of Value Creation as a Disruptor

The Enterprise Software Maintenance Support Problem

1 High Cost, Low Value for Maintenance Dollars

- "Enterprises have come to believe that there is not enough value received for the high annual cost of the ERP vendor's maintenance agreement." — Gartner

- "We analyzed what we were paying and what we were getting, and the service levels weren't up to par with what we needed from the standpoints of issue turnaround and accuracy." — American Solutions for Business

2 Limited Innovation in Core ERP

- "EBS 12 didn't have any features our business needed. We were very conscious that we needed to identify an organization to support our company-wide EBS 11i, including payroll." — BRAND Energy & Infrastructure Services

- "SAP upgrades to subsequent versions provide few or no advantages for the user. We wanted to continue using our current SAP R/3 4.7 version, while we explore alternatives for the future." — KUMAGAI GUMI

3 No Choice – Forced Upgrades

- "We were faced with the tough decision of going through a forced upgrade to SAP ECC 6.0 or having to deal with the downsides of customer-specific maintenance. Once we discovered Rimini Street, we were extremely pleased" — Color Spot Nurseries

- "One of our goals was to become more flexible in our PeopleSoft applications' upgrade strategy to decide when and how we upgrade. Thanks to Rimini Street, we've successfully done that." — Guest Services, Legendary Hospitality Since 1917

4 No Business Case for Oracle ERP Cloud

- "60% of respondents see no strong business case to migrate to Oracle Cloud/Fusion applications."



Rimini Street
Oracle Application Strategies Decoded

- "Fusion is not a full functional replacement for EBS …there are many industry use cases that Fusion wasn't built for as the core apps platform." — Forrester

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 The Rimini Street Solution      Software Vendor    Rimini Street Independent Support  Focus    Vendor-Centric    Client-Centric  Cost Model    22% Annual Fee    11% Annual Fee  Support Coverage    Vanilla Software Only    Vanilla Software and All Custom Code  Delivery Model    Book Trained Help Desk    Experienced Engineers With an Average of 15+ Years Proven Track Record Assigned to Each Client  Upgrades    Forced Upgrades    Upgrade Only If Desired and When Ready  Innovation    Vendor Only    Vendor and Best-of-Breed Options  Flexibility    Vendor Lock-In    Full Ecosystem of Vendor Choices  By replacing Oracle, SAP, Microsoft and IBM maintenance, enterprises can enjoy higher levels of support, save up to 90% on their total maintenance costs, and free up funds that can be used to invest in new initiatives

Case Study – NCH Corporation

NCH saving 83% compared to Oracle's annual support program costs with switch to Rimini Street Support



Annual Costs with Software Vendor Support		Annual Costs with Rimini Street Support	
$1,000,000	Annual Maintenance Fees	$500,000	50% saving on $1,000,000
$1,600,000	Upgrades	$0	Savings by avoiding two upgrades over 10 years
$330,000	Customization Support	$0	Free full-time employees supporting custom code
$20,000	Maintenance Resources	$0	Free full-time employees from testing and self-support
$2,950,000	Actual Maintenance Costs	**$500,000**	After Switch to Rimini Street

"By avoiding forced upgrades with independent support, we were able to fund strategic projects that were critical for the business including rolling out EBS globally to 36 countries and making important investments in sales and service mobility tools."

Former NCH IT Director – Core Applications & Global Support

NCH CORPORATION

Rimini Street

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Rimini Street: A Long-Term Partner for Clients

Clients continue evolving, expanding and innovating their organizations and systems under Rimini Street Support

Use Cases for Growth with Clients

Perform Upgrades

Over 150 Upgrades

INFOGLOBO, Genesis, Moosehead, Eugene, Ross Dress for Less, Guest Services, Ryland

- Upgrade Support & Best Practices
- Engineers with 15+ Average Years Experience
- Highly Compensated Engineers

Roll-Out Globally

Support 120+ Countries

BRAND Energy & Infrastructure Services, Manitowoc, DJO Global, Chiquita, NCH

- Accelerate Globalization
- Avoid Business Disruption
- Capabilities for ~200 Countries

Expand Capabilities

Licenses and Products

State of Louisiana, Color Spot Nurseries, Bloomenergy, Tempel, Dick's Sporting Goods

- Expand License Rights
- Purchase New Products
- Mergers & Acquisitions

Change Infrastructure

Run 15+ More Years

Carico Established in 1967, Steak 'n Shake, Mission Linen Supply, Fujitec, Convergys

- Migrate HW/OS/MW/DB
- Upgrade OS/DB/MW/Browsers
- Add Mobile Devices

Innovate with Hybrid IT

Innovate Around Edges

Goss International, Church & Dwight Co., Inc., PBF Energy, House of Fraser, Kumugai Gumi Co Ltd

- Invest in Systems of Engagement
- Choose Best of Breed Solutions
- Better Functionality, Lower Cost

Rimini Street
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 Overview of Market Opportunity

$15 Billion TAM for Current and Planned Rimini Street Products

$87 Billion Market Opportunity

Total Rimini Street Annual Market Opportunity(1)

$81 Billion
On-Premise Maintenance Opportunity

$14.5 Billion
IBM + Microsoft + Oracle + SAP

+

$6 Billion
Supplemental Cloud Premium Maintenance

$360 Million
Salesforce + Workday

Currently Supported Products

$7.1 Billion(2)
On-Premise Applications

- SAP Business Suite
- PeopleSoft
- Siebel
- JD Edwards
- Oracle EBS
- Oracle Retail
- Oracle Agile PLM
- Oracle ATG

+

$7.4 Billion(2)
Technology and Business Intelligence

- Business Objects
- Hana Database
- Hyperion
- IBM DB2
- Microsoft SQL Server
- Oracle Database
- Oracle Middleware
- SAP Sybase

+

Planned Next Products

$360 Million(2)
Cloud / SaaS

- Salesforce.com
- Workday

(1): Based on data from Forrester Research's "The Midyear Global Tech Market Outlook for 2016 to 2017" as of September 16, 2016 and Rimini Street's own calculations. On-premise Maintenance is estimated to be a $162 billion annual market by Forrester.

(2): Rimini Street bottom-up estimate.

Rimini Street
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Competitive Landscape

Few competitors and a defensible market position

Primary Competitors

Software Vendors

IBM

Microsoft

ORACLE

SAP

Independent Support Vendors

SPINNAKER SUPPORT

Why Rimini Street Wins

- Substantial cost savings
- Support for all custom code
- Custom global tax, legal and regulatory support
- Excellent service experience (4.8 out of 5 client satisfaction score)[(1)]
- Guaranteed no required major upgrade for minimum fifteen (15) years
- Preferred proprietary tools, methodologies and processes (and patents pending)

- Comprehensive and proven global software support capabilities
- Support for all custom code
- Superior full ecosystem of extendibility and extensibility solutions
- Breadth & proven track record with global tax, legal and regulatory support
- Global Service Level Agreement – 15 minute guaranteed response 24x7x365
- Preferred proprietary tools, methodologies and processes (and patents pending)

(1): Automated customer surveys performed by Rimini Street.

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Growth Drivers

Numerous avenues for future expansion

Global Expansion	• Enter additional countries • Expand capabilities in existing countries
New SaaS Products	• Pursue premium support services for SaaS products, including Salesforce and Workday
New License Products	• Add product support for additional software products from SAP, Oracle, and other vendors
New Clients	• Expand beyond existing number of global sales reps • History of over 100% average quota attainment
Existing Clients	• Solid core of existing blue chip clients with high renewal rate • Upsell / cross-sell additional products & packages to our client base


Rimini Street
Engineered for Support

Note: Diagram shown only for illustrative purposes and is not indicative of magnitude of growth driver potential or priority.

Rimini Street
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17

 Financial Overview

High Growth, Predictable Net Revenue

(US$ in millions)



$300
250
200
150
100
50
0
2014A – 2018E CAGR 30%+
$85
$118
$160
$204
$210
$250
$270
2014A
2015A
2016A
2017E(1)
2018E(1)

Key Statistics

- 46 consecutive quarters of net revenue growth
- 100% subscription model with 90%+ Revenue Retention Rate[(2)] results in highly predictable net revenue
- Backlog of $300M[(3)], as of Q2 2017, further bolsters visibility
- LTV to CAC[(4)] of 7.4x as of Q2 2017

(1): 2017E and 2018E shown as the low and high end of the net revenue guidance ranges, see page 22.
(2): See Revenue Retention Rate definition on page 39.
(3): See Backlog definition on page 40.
(4): See LTV to CAC definition on page 40.

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19

 Key Operating Metrics  (1): See Annualized Subscription Revenue definition on page 39.(2): See Revenue Retention Rate definition on page 39.  Revenue Retention Rate(2)  29%    Annualized Subscription Revenue(1)  42%  Gross Profit Percentage  30%  44%    Active Clients

 (1): EBITDA is a non-GAAP measure, see EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure. (2): Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure.  Historical Financial Performance    Strong net revenue growth across the yearsContinued gross profit percentage expansionDecreased sales & marketing spend as a percentage of net revenue as a result of debt covenantsIncreased Adjusted EBITDA(2) as the business scales  Observations

 Forward Outlook    Note: High and low of the guidance ranges are rounded to the closest million.(1): Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure. (2): Unlevered Free Cash Flow is a non-GAAP measure, see Unlevered Free Cash Flow reconciliation on page 37 for historical reconciliation to the closest GAAP measure.

Substantial, Growing Free Cash Flow


(US$ in millions)
$60
40
20
0
(20)
$(13)
$5
$(7)
$9
$(12)
$39
$28
$17
$34
$46
2014A
2015A
2016A
2017E
2018E
Adjusted EBITDA(1)
Unlevered FCF(2)

Key Statistics

- Adjusted EBITDA[1] growth and low CapEx expected to drive growth in Unlevered Free Cash Flow[2]
- Working capital driven by upfront payments on subscription sales
- Attractive tax attributes driven by net operating losses (~$190M as of December 2016)
- With new capital structure following the merger with GPIAC, the Company expects to reduce leverage and interest expense

(1): Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure. 2017E and 2018E Adjusted EBITDA calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges.

(2): Unlevered Free Cash Flow is a non-GAAP measure, see Unlevered Free Cash Flow reconciliation on page 37 for historical reconciliation to the closest GAAP measure. 2017E and 2018E Unlevered Free Cash Flow calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges.

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23

 Business Combination Overview

Transaction Background

- Rimini Street has the size, scale, and leading market position to become a compelling public company. GP has strong conviction in Rimini Street's continued growth potential as it disrupts and redefines a very large established ERP software maintenance market
  - Rimini Street's growth and margin profile, and strong LTV to CAC[1], are reflective of the Company's meaningful customer value proposition
- Rimini Street currently has a debt facility that was utilized to fund a court judgment of $124.4M
  - Judgment rendered against Rimini Street for verdict of "innocent infringement" and "violation of state computer access laws"; Court findings, being appealed, required service delivery process changes for some Rimini Street product lines in 2014 and payment of $124.4M to Oracle in 2016
  - The verdict does not prohibit or restrict Rimini Street from providing support services to any client and the trial validated Rimini Street's legal right to offer independent maintenance services for enterprise software products (including Oracle products)
  - Rimini Street has filed an appeal to overturn the judgment and is seeking return of the full $124.4M; expects the appeal to be resolved by the end of 2018
  - Rimini Street filed a lawsuit against Oracle in 2014, and Oracle has filed counter-claims. The case is in the "discovery" phase; If not settled or dismissed earlier, this litigation is expected to reach trial in 2020 or 2021
- The combination of GPIAC and Rimini Street is expected to allow the Company to reduce debt and associated service costs, and eliminate restrictive covenants associated with the debt

Rimini Street

(1): See LTV to CAC definition on page 40.

Property of Rimini Street ©2017 | 25

Transaction Summary

Overview

- Pro-forma enterprise value of $830M
- All existing Rimini Street shareholders will roll 100% of their equity
- $118M used to pay down Rimini Street's debt[(1)]
- Rimini Street expected to maintain $50M of debt
- Completion of the transaction is expected by the end of September

Post-Transaction Ownership[(2)]



GPIAC Shareholders 19%
GP Investments 5%
Rimini Street Existing Shareholders 76%

Enterprise Value

($ millions, except price per share amounts)

Enterprise Value Overview	
FD Shares Outstanding (M)[(2)]	**81.2**
(x) Share Price	$10.00
Equity Value	**$812.1**
(-) Cash[(3)]	32.4
(+) Debt	50.0
Enterprise Value	**$829.8**
Transaction Multiples	
EV / 2018E Net Revenue ($260M)[(4)]	3.2x
EV / 2018E Adj. EBITDA ($34M)[(4)]	24.4x

Cash Sources and Uses

($ millions)

Sources	
Cash in Trust	$157.8
Total Sources	**$157.8**

Uses	
Cash to Paydown Debt	$117.7
Excess Cash	17.2
Transaction Expenses	23.0
Total Uses	**$157.8**

Note: All figures reflect zero redemptions from cash in trust by GPIAC shareholders. Actual results may differ materially.

(1): Rimini Street expected debt pre-closing of $164.7 million plus $3.0M of GPIAC promissory notes.

(2): Based on fully diluted shares outstanding at $10.00 per share, inclusive of 15.7 million GPIAC shares, 4.3 million founder shares, and 61.2 million shares issuable to current Rimini Street shareholders including option and warrant holders. Treasury stock method applied to Rimini Street warrants and options. Percentage ownership figures rounded to the nearest whole percentage. Excludes 14.7 million outstanding warrants at a strike price of $11.50 per share.

(3): Total cash equal to Rimini Street expected cash pre-closing of $15.2 million plus excess cash of $17.2.

(4): 2018E net revenue and Adjusted EBITDA calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges. Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure.

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 Median = 5.2x     Source: Capital IQ as of September 1, 2017. Note: Negative multiples and multiples greater than 75.0x are deemed as “Not Meaningful” or “NM.”(1): Based on an enterprise value of $829.8 million. 2018E net revenue & Adjusted EBITDA calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges.(2): Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure.   EV / 2018E Net Revenue  EV / 2018E Adj. EBITDA(2)  Large Cap ERP Software  Small / Mid Cap ERP Ecosystem Software  Median = 7.2x  Large Cap ERP Software  Median = 12.7x   Median = 22.1x  (1)  (1)  Small / Mid Cap ERP Ecosystem Software  Valuation Discount vs. Public Comparables…

   Source: Capital IQ as of September 1, 2017. Note: Negative multiples and multiples greater than 75.0x are deemed as “Not Meaningful” or “NM.”(1): Based on an enterprise value of $829.8 million. Rimini Street 2018E net revenue, Adjusted EBITDA, and Unlevered Free Cash Flow calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges.(2): Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure. (3): Unlevered Free Cash Flow is a non-GAAP measure, see page 37 for Rimini Street Unlevered Free Cash Flow historical reconciliation to the closest GAAP measure.  EV / 2018E Adj. EBITDA(2) / 2018E Net Revenue Growth  EV / 2018E UFCF(3) / 2018E Net Revenue Growth  Large Cap ERP Software  Small / Mid Cap ERP Ecosystem Software  Median = 1.9x   Median = 2.0x  Large Cap ERP Software  Median = 2.4x   Median = 3.1x  (1)  (1)  Small / Mid Cap ERP Ecosystem Software  …Especially When Adjusted for Growth…

 Source: Capital IQ as of September 1, 2017.(1): Based on an equity value of $812.1 million. Unlevered Free Cash Flow Yield is a non-GAAP measure, see page 37 for Unlevered Free Cash Flow historical reconciliation to the closest GAAP measure. 2018E Unlevered Free Cash Flow calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.(2): See Unlevered Free Cash Flow Yield definition on page 40.    2018E Unlevered FCF Yield(2)  Large Cap ERP Software  Median = 4.2%   Median = 3.0%  Small / Mid Cap ERP Ecosystem Software  (1)  …With Compelling UFCF Yield vs. Public Comparables

   2017E Net Revenue Growth  2018E Net Revenue Growth  Source: Capital IQ as of September 1, 2017.(1): 2017E and 2018E net revenue calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges.  Large Cap ERP Software  Small / Mid Cap ERP Ecosystem Software  Median = 21.0%   Median = 14.5%  Large Cap ERP Software  Median = 7.4%   Median = 15.6%  Small / Mid Cap ERP Ecosystem Software  (1)  (1)  Financial Performance vs. Public Comparables

 Source: Capital IQ as of September 1, 2017, ECM Analytics, and Renaissance Capital.(1): Based on an enterprise value of $829.8 million. Rimini Street 2018E net revenue calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges.(2): Rimini Street 2018E gross profit percentage calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.(3): Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure. Rimini Street 2018E Adjusted EBITDA calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.                EV / 2018E Net Revenue  (1)      At Offer  At Current Price  Median at Current Price = 7.8x   2016A-2018E Net Revenue CAGR:  2018E Gross Profit %:  2018E Net Revenue :  2018E Adj. EBITDA Margin:    27.5%  13.1%  62.0%  $260.0  (3)    (1)  (1)  Valuation Discount to Select Recent Software IPOs  EV / 2018E Net Revenue at Offer:  65.6%  (34.7%)  68.2%  $235.6   5.4x  44.3%  (10.7%)  69.2%  $174.2   5.2x  41.7%  (15.3%)  73.6%  $376.9   5.7x  33.4%  26.9%  84.2%  $944.7   4.8x  41.0%  (12.0%)  84.4%  $170.6   4.2x  19.8%  (15.6%)  64.8%  $190.7   3.6x  34.4%   2.4%  80.1%  $222.4   3.7x  (2)

Top Tier Sponsorship with Long Term Investment Horizons

GP Investments

Leader in Alternative Investments

BRProperties | Centauro | iG | magnesita | submarino | webmotors

- Since its foundation in 1993, GP Investments has completed over 50 investments across multiple sectors and over 20 capital markets transactions
- Over $5 billion raised from investors worldwide and over $1 billion of proprietary capital invested alongside limited partners
- Long history of partnership with high growth companies and a successful track record in the technology space
- Focus on value creation through active management and an operationally-oriented approach
- Antonio Bonchristiano, CEO of GP Investments, was the Founder & CEO of Submarino which was acquired by B2W, one of the largest eCommerce companies in Latin America

Adams Street Partners

Private Equity Leadership in Technology

criteo | Five9 | LogRhythm | paylocity | Rimini Street | ServiceMax | ThreatMetrix | VISIER

- Single largest shareholder in Rimini Street
- 45+ year history of private market investments across 30+ countries
- Currently managing $30+ billion of assets as a firm
- Adams Street Partners' direct investment teams have partnered with over 220 entrepreneurs and have invested $1.5+ billion since 1972, intently focusing on the areas of technology and healthcare
- Adams Street Partners invested in Rimini Street in 2009 and has been a trusted advisor with Robin Murray serving on the Rimini Street board

Rimini Street
Property of Rimini Street ©2017
32

   Strong and Disruptive Business with 46 Consecutive Quarters of Net Revenue GrowthProven Management Team with Strong Execution HistoryMarket Opportunity of more than $87 Billion and Run-Rate Net Revenues of $200+ MillionTransaction Expected to Improve Balance Sheet, Reduce Leverage, and Position the Company for Accelerated Growth Transaction at a Meaningful Discount to Market Comparables  Opportunity Summary

 Appendix

 Additional Comparable Company Benchmark Data    Source: Capital IQ as of September 1, 2017. Note: Negative multiples and multiples greater than 75.0x are deemed as “Not Meaningful” or “NM.”(1): Rimini Street 2017E and 2018E net revenue calculated as a midpoint of guidance ranges, refer to page 22 for guidance ranges.(2): Rimini Street 2018E gross profit percentage calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.(3): Adjusted EBITDA is a non-GAAP measure, see Adjusted EBITDA reconciliation on page 37 for historical reconciliation to the closest GAAP measure. Rimini Street 2018E EBITDA calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.(4): Unlevered Free Cash Flow is a non-GAAP measure, see page 37 for Unlevered Free Cash Flow historical reconciliation to the closest GAAP measure. Rimini Street 2018E Unlevered Free Cash Flow calculated as a midpoint of guidance range, refer to page 22 for guidance ranges.(5): Based on an enterprise value of $829.8 million for Rimini Street.

 Historical Reconciliations  Note: May not sum due to rounding.

Supported Products

SIEBEL

Product Lines: ALL
Releases: 5.x, 6.0x, 6.3x, 7.0x, 7.5x, 7.7x, 7.8x and 8.x

PeopleSoft

Product Lines: HCM, FIN, CRM, EPM, SRM, SCM, Public Sector and Campus Solutions
Releases: 7.x, 8.x and 9.x

JD EDWARDS

Product Lines: HCM, Financials, Distribution and Manufacturing
Releases: ALL

ORACLE E-BUSINESS SUITE

Product Lines: ALL
Releases: 10.7 and later

ORACLE DATABASE

Product Lines: ALL
Releases: Certified in conjunction with supported applications

ORACLE FUSION MIDDLEWARE

Product Lines: Majority of the Oracle Fusion Middleware Products
Releases: Certified in conjunction with supported applications

ORACLE ATG WEB COMMERCE

Product Lines: ALL
Releases: 9, 10, 11

ORACLE AGILE

Product Lines: ALL
Releases: ALL

ORACLE RETAIL

Product Lines: Merchandising Operations Management, Merchandising Planning and Optimization, and Supply Chain Planning and Execution
Releases: 10.x and later releases

Hyperion

Oracle Hyperion Planning, Oracle Essbase, Oracle Hyperion Financial Management, Oracle Hyperion Financial Close Management, Oracle Hyperion Strategic Finance, and Oracle Financial Management Analytics

IBM DB2

Product Lines: ALL
Releases: 8.0 and later

SAP

Product Lines: ALL
Releases: SAP ECC 6.0 and earlier, BW 3.5, SAP Business Suite – including BI7, SCM, CRM, EWM, PLM and GTS

SAP BusinessObjects

Product Lines: BusinessObjects Enterprise, Advanced Analysis, Interactive Analysis (Web Intelligence), Explorer, Dashboard Design (Xcelsius) and Crystal Reports
Releases: BusinessObjects 6 and later releases

SAP HANA

Product Lines: HANA Database and related components
Releases: ALL

SAP Sybase

Product Lines: SAP Adaptive Server Enterprise (ASE), SAP IQ, SAP SQL Anywhere, SAP Advantage Database Server
Releases: ALL

Microsoft SQL Server

Product Lines: ALL
Releases: MS SQL Server 2008 and later

Rimini Street
Property of Rimini Street ©2017 | 38

Summary of Key Operating Metrics  Active client - Distinct entity, such as a company, an educational or government institution, or a subsidiary, division, or business unit of a company that purchases Rimini Street services to support a specific productGrowth in the number of clients is an indication of the increased adoption of the Company’s enterprise software products and services  Number of Clients  Annualized Subscription Revenue  Gross Profit Percentage  Revenue Retention Rate  The amount of subscription revenue recognized during a quarter and multiplied by fourGives an indication of the revenue that can be earned in the following 12-month period from the Company’s existing client base assuming no cancellations or price changes occur during that period  Actual subscription revenue (dollar-based) recognized in a 12-month period from clients that existed on the day prior to the start of the 12-month period divided by the Company’s annualized subscription revenue as of the day prior to the start of the 12-month periodProvides insight into the quality of Rimini Street’s products and services and the value that the Company’s products and services provide clients  Difference between net revenue and the costs incurred in providing the software products and services divided by net revenueProvides an indication of how efficiently and effectively Rimini Street is operating the business and serving clients

 Customer Lifetime Value (LTV): Equal to average gross profit percentage over the forecast period per client multiplied by the average customer lifeCustomer Acquisition Costs (CAC): Equal to total sales and marketing costs (excludes Global Client Engagement expenses) in the TTM period divided by the new clients acquired in the same TTM periodLTV to CAC: Equal to LTV divided by CAC, shows the number of times company able to recover the acquisition costs over the lifetime of the customerBacklog: Sum of billed (deferred revenue on balance sheet) and non-cancellable (future revenue not on balance sheet)Unlevered Free Cash Flow (FCF) Yield: Calculated as Unlevered Free Cash Flow / equity value  Glossary